UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
June 16, 2011

UNITED COMMUNITY BANKS, INC.
(Exact name of registrant as specified in its charter)

Georgia	No. 001-35095	No. 58-180-7304
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

125 Highway 515 East
Blairsville, Georgia  30512
(Address of principal executive offices)

Registrant's telephone number, including area code:
(706) 781-2265

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On June 17, 2011, United Community Banks, Inc. (the “Company”) entered into the Second Amendment to Tax Benefits Preservation Plan with Illinois Stock Transfer Company (the “Plan Amendment”), which amends the Company’s Tax Benefits Preservation Plan dated as of  February 22, 2011, as amended as of March 29, 2011 (the “Plan”).  The Plan is designed to protect the Company’s ability to utilize substantial tax assets.  The Plan Amendment amends certain provisions of the Plan to reflect the Company’s reclassification of its common stock, $1.00 par value (the “Common Stock”) effective as of June 17, 2011, as described below under Items 5.03 and 5.07.  Specifically, the Plan Amendment proportionally adjusts the purchase price for the preferred share purchase rights under the Plan from $8.00 to $40.00 per share.

The Plan Amendment is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 17, 2011, the Company filed with the Georgia Secretary of State, Articles of Amendment to the Company’s Restated Articles of Incorporation, as amended (the “Articles”) (i) to increase the number of shares of its authorized Common Stock from 200,000,000 to 500,000,000 shares; and (ii) to authorize 150,000,000 shares of non-voting common stock, $1.00 par value (the “Non-Voting Common Stock”), and to set forth the powers, rights, and preferences, and the qualifications, limitations and restrictions of the Non-Voting Common Stock.  The amendment to the Articles was previously approved by the Company’s shareholders, as described below under Item 5.07, at the Company’s Annual Meeting of Shareholders held on June 16, 2011.

Also on June 17, 2011, effective immediately following the amendment to increase the number of shares of authorized Common Stock and to designate the Non-Voting Common Stock, the Company filed Articles of Amendment to its Articles to effect a 1-for-5 reverse stock split of its Common Stock and Non-Voting Common Stock and to make proportional adjustments to its preferred stock designations.  Pursuant to the amendment, each 5 shares of the Company’s Common Stock was reclassified into 1 share of Common Stock, and each 5 shares of the Company’s Non-Voting Common Sock was reclassified into 1 share of Non-Voting Common Stock.  The 1-for-5 reclassification is referred to herein as the “Reclassification”.

The Reclassification was previously approved by the Company’s shareholders, as described below under Item 5.07, at the Company’s Annual Meeting of Shareholders held on June 16, 2011.

The Articles of Amendment are filed herewith as Exhibit 3.1 to this Current Report on Form 8-K and are incorporated by reference into this Item 5.03.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 16, 2011, the Company held its Annual Meeting of Shareholders.  At the Annual Meeting, the final voting results for each of the proposals submitted to a vote of the shareholders were as follows:

Proposal 1.	The election of nine members to the Board of Directors, each to serve until the 2012 Annual Meeting of Shareholders of the Company or until his or her successor is elected and qualified or until his her earlier resignation or removal.

Name	For	Withheld	Non-Votes
Jimmy C. Tallent	61,343,164	10,034,837	–
Robert L. Head, Jr.	56,916,763	14,461,238	–
W.C. Nelson, Jr.	55,841,392	15,536,608	–
Robert H. Blalock	56,892,708	14,485,292	–
L. Cathy Cox	56,687,340	14,690,661	–
Hoyt O. Holloway	56,894,824	14,483,176	–
Peter E. Raskind	70,209,603	1,168,398	–
John D. Stephens	56,895,952	14,482,048	–
Tim Wallis	56,874,226	14,503,775	–
Total			16,135,315

Proposal 2.	An amendment to the Articles to increase the number of shares of Common Stock available for issuance from 200,000,000 to 500,000,000:

For	Against	Abstain	Non-Votes
89,084,743	2,159,010	266,457	1

Proposal 3.	An amendment to the Articles to authorize 150,000,000 shares of Non-Voting Common Stock:

For	Against	Abstain	Non-Votes
89,285,531	1,938,336	286,340	4

Proposal 4.
The approval of the issuance of shares of Common Stock upon the conversion of shares of the Company’s Mandatorily Convertible Cumulative Non-Voting Perpetual Preferred Stock, Series F into Common Stock:

For	Against	Abstain	Non-Votes
52,829,719	1,044,411	17,503,861	20,132,221

Proposal 5.
The approval of the issuance of shares of Non-Voting Common Stock upon the conversion of shares of the Company’s Mandatorily Convertible Cumulative Non-Voting Perpetual Preferred Stock, Series G into Non-Voting Common Stock and any subsequent issuance of shares of Common Stock upon the conversion of shares of authorized Non-Voting Common Stock into Common Stock:

For	Against	Abstain	Non-Votes
52,750,589	1,105,639	17,521,772	20,132,211

Proposal 6.	An amendment to the Articles to effect the Reclassification:

For	Against	Abstain	Non-Votes
88,919,406	2,332,974	257,830	1

Proposal 7.	An advisory “say on pay” resolution supporting the compensation plan for executive officers:

For	Against	Abstain	Non-Votes
69,710,583	1,386,345	281,071	20,132,213

Proposal 8.	The ratification of the appointment of Porter Keadle Moore, LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2011:

For	Against	Abstain
90,874,256	363,286	272,670

Item 8.01	Other Events.

On June 17, 2011, the Company issued a press release relating to the Reclassification referred to in this Current Report on Form 8-K.  The full text of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Effective as of the close of business on June 20, 2011, $195.9 million of the Company’s issued and outstanding Mandatorily Convertible Cumulative Non-Voting Perpetual Preferred Stock, Series F (the “Series F Preferred Stock”) and $151.2 million of the Company’s issued and outstanding Mandatorily Convertible Cumulative Non-Voting Perpetual Preferred Stock, Series G (the “Series G Preferred Stock”) was converted into 20,618,090 shares of the Company’s Common Stock and 15,914,209 shares of the Company’s Non-Voting Common Stock, respectively.  The Series F Preferred Stock and the Series G Preferred Stock are referred to herein collectively as the “Preferred Stock”.

The Preferred Stock was originally issued to a group of institutional investors led by an affiliate of Corsair Capital, LLC as part of the Company’s $380 million private placement completed on March 30, 2011.  The Preferred Stock was subject to mandatory conversion following receipt of required shareholder approvals, which were received during the Company’s Annual Meeting of Shareholders held on June 16, 2011, as described above in Item 5.07.  The Preferred Stock was converted into Common Stock and Non-Voting Common Stock as of the close of business on June 20, 2011, at a conversion price of $9.50 per share (as adjusted for the Reclassification, effective as of June 17, 2011).

On June 20, 2011, the Company issued a press release related to the conversion of the Preferred Stock and Plan Amendment referred to in this Current Report on Form 8-K.  The full text of the press release is filed herewith as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

3.1	Articles of Amendment to the Restated Articles of Incorporation of United Community Banks, Inc., as amended.

10.1	Second Amendment to Tax Benefits Preservation Plan, dated as of June 17, 2011, by and between United Community Banks, Inc. and Illinois Stock Transfer Company.

99.1	Press Release, dated June 17, 2011.

99.2	Press Release, dated June 20, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

UNITED COMMUNITY BANKS, INC.

By:	/s/ Rex S. Schuette
Rex S. Schuette
Executive Vice President and
Chief Financial Officer

Date:  June 21, 2011

INDEX TO EXHIBITS

Exhibit No.	Description

3.1	Articles of Amendment to the Restated Articles of Incorporation of United Community Banks, Inc., as amended.

10.1	Second Amendment to Tax Benefits Preservation Plan, dated as of June 17, 2011, by and between United Community Banks, Inc. and Illinois Stock Transfer Company.

99.1	Press Release, dated June 17, 2011.

99.2	Press Release, dated June 20, 2011.